UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust
(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7700

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)

RPAR Risk Parity ETF

Ticker: RPAR

UPAR Ultra Risk Parity ETF

Ticker: UPAR

Annual Report

December 31, 2023

RPAR ETFs

TABLE OF CONTENTS

This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

1

RPAR ETFs

RPAR Risk Parity ETF (“RPAR”) and UPAR Ultra Risk Parity ETF (“UPAR”) (together the “Funds”), each a risk parity ETF.

RISK PARITY RECAP

Risk parity, a passively managed asset allocation strategy, aims to balance risk to growth and inflation surprises by investing in assets that perform well in different growth and inflation environments. This contrasts with a traditional 60/40 portfolio, which is concentrated in equities and therefore tends to underperform during rising inflation and weaker growth environments (relative to expectations) and outperform during rising growth and falling inflation environments (as experienced in 2023).

Over the long run, we expect risk parity to earn returns competitive with equities with less risk because it is more diversified since these instruments are not perfectly correlated with each other. Various growth and inflation outcomes tend to even out over time, but over shorter timeframes, risk parity may underperform equities, 60/40 and cash depending on the market environment that transpired over that period.

THREE RETURN DRIVERS FOR ASSET CLASSES

Three main forces drive asset class returns: 1) growth surprises, 2) inflation surprises, and 3) the attractiveness of cash.

The first two risks are diversifiable. Reflecting on 2023, the year was characterized by rising growth and falling inflation, a macro backdrop that understandably favored a traditional 60/40 portfolio (60% allocated to stocks and 40% to bonds). Over time, however, as growth and inflation are equally likely to surprise to the upside as to the downside, we expect a well-balanced asset allocation to deliver more consistent results.

The third force that drives returns – the attractiveness of cash – is challenging to diversify. Diversification doesn’t typically work well during a material tightening, when all assets experience downward pressure simultaneously. When the risk-free yield investors can earn by holding cash suddenly rises by 5%, as it did in 2022-23, all assets reprice lower to offer an attractive forward-looking return relative to the higher cash rate. Such environments are generally rare and short-lived because capitalism requires that assets price to outperform cash over time – attractive returns are needed to incentivize productive investment. The last time the Federal Reserve (the “Fed”) hiked rates this aggressively was during the early 1980s, which elicited a similar market response. Risk parity, with its modest use of leverage and greater asset class exposure, may underperform 60/40 during a material tightening (as seen in 2022) and outperform in an easing environment (as observed in Q4 2023).

In the short time since RPAR’s inception in December 2019, we have experienced nearly all of these economic environments, and RPAR and the asset classes within it have performed as expected (i.e., RPAR was relatively insensitive to growth and inflation surprises, experienced losses during tightening environments, when cash was the best performing asset, and produced outsized gains in earnings, when cash was relatively unattractive). The chart below summarizes RPAR returns during these periods.

SHAREHOLDER LETTER

2

RPAR ETFs

2023 RECAP

A year ago, recession seemed almost inevitable. As mentioned, the Fed had embarked on the most significant tightening in four decades, hiking interest rates over 5% from zero and unwinding its balance sheet. COVID stimulus was behind us, excess savings were running out, housing appeared to have peaked, and inflation was still at 7%, with a tight labor market pushing wages higher even as the economy weakened. The conventional wisdom held that we were either already in a recession or that the Fed would essentially have to cause one, keeping rates “higher for longer” and driving up unemployment in order for price pressures to abate. Yet today, growth remains solid with inflation back at 3% and apparently headed lower, and the Fed has all but declared “mission accomplished,” forecasting at least three rate cuts in 2024.

In particular, inflation has fallen despite solid growth. Just as supply-chain bottlenecks caused inflation to surge, their resolution has brought it back down. Spikes in food and energy prices fueled by the Ukraine war have more than reversed – another disinflationary impulse – while increased labor-force participation, a surge in immigration post-pandemic, and falling job openings have cooled the labor market. With the supply of commodities, goods and labor rising amid moderating demand, price pressures have largely eased.

It now seems that the aggressive tightening phase is behind us, as the inflation pressures experienced in 2022 appear to have been transitory. And as a result of higher interest rates, long-term expected returns across asset classes have increased, which is most clearly evident in Treasury and TIPS yields that are now near 15-year highs.

In summary, growth surprised to the upside and inflation fell more than discounted during the year. Assets and portfolios performed consistent with these outcomes. Equities and a traditional 60/40 portfolio, the returns of which are largely driven by equities, posted strong returns in 2023, with the Global Equities (MSCI ACWI Index) up 24% and a 60/40 portfolio (measured as a blended index comprised of 60% of the MSCI ACWI Index and 40% the Bloomberg U.S. Aggregate Bond Index) up 16%. In contrast, after gaining 18% in 2022, Commodity Producers eked out a 2.10% return in 2023, in response to weak industrial commodity prices. Gold rallied 13% as rising geopolitical tensions drove demand into the storehold of wealth. And long-dated Treasuries and TIPS underperformed (3% and 2%), as growth outpaced expectations and interest rates did not decline as much as expected a year ago.

PERFORMANCE UPDATE

Stepping back and reflecting on calendar year returns since inception, RPAR had an exceptional year (2020), two typical years (2021 and 2023), and one period of significant underperformance (2022). Similarly, UPAR, which seeks to provide leveraged exposure to the same asset classes that RPAR invests in, had a typical year in 2023 and a period of significant underperformance in 2022.

In 2020, RPAR helped preserve capital during the onset of COVID by falling just 4% in 1Q 2020 compared to -21% for Global Equities. The asset classes within RPAR performed as would be expected during a suddenly weakening economic environment, as falling growth assets rallied while stocks and commodity producers plunged. By minimizing losses on the downside, RPAR was able to outperform equities over the full year (19.39% (Market Price) vs 17.30% (Global Equities) even though it underperformed equities during the final three quarters of the year.

On an absolute basis, 2021 and 2023 represented average years, as RPAR returned 7.56% (Market Price) and 6.02% (Market Price) , respectively. UPAR returned 5.71% (Market Price) in 2023. In 2021, commodity producers and global equities led asset class returns while in 2023 global stocks and gold were the outperformers. Treasuries fared poorly during both periods.

For the full calendar year in 2022 RPAR declined 22.79% (Market Price), its only down year since inception. From its January 3, 2022 inception date through December 31, 2022, UPAR declined 14.22% (Market Price). RPAR declined 28.45% (Market Price) during the first three quarters of 2022 as aggressive Fed tightening simultaneously drove all asset classes lower. Diversification did not work well during this environment as would be expected since rapidly rising interest rates pose a headwind for all asset classes, which must reprice lower to compete with the more attractive risk-free rate. Once tightening expectations moderated, RPAR earned 7.92% (Market Price) during Q4.

SHAREHOLDER LETTER (Continued)

3

RPAR ETFs

The tables below summarize the returns of RPAR and its higher-volatility counterpart, UPAR, as well as their underlying asset classes, as of December 31, 2023.

	Trailing Returns (Annualized)			Calendar Year Returns
RPAR Inception (12/12/2019) Through 12/31/2023	1-Year	3-Year	Since Inception	2022	2021	2020
RPAR Risk Parity ETF (Market Price)	6.02%	-4.16%	1.42%	-22.79%	7.56%	19.39%
RPAR Risk Parity ETF (NAV)	6.32%	-4.01%	1.51%	-22.81%	7.78%	19.35%
Global Equities	19.23%	4.03%	7.68%	-18.07%	15.27%	17.30%
Commodity Producers	2.10%	15.73%	14.16%	17.78%	28.91%	7.85%
Physical Gold	13.04%	2.63%	8.45%	-0.47%	-3.93%	25.07%
Long Treasuries	-2.19%	-11.14%	-6.52%	-23.43%	-6.30%	9.17%
Long TIPS	1.59%	-9.65%	-1.96%	-31.83%	6.49%	25.90%

Note: Asset class returns are based on actual performance earned in the RPAR Risk Parity ETF. Source: The Funds’ market price and NAV returns were reported by U.S. Bank Global Fund Services and asset class performance were provided by Tidal Investments LLC. (f/k/a Toroso Investments, LLC) as of 12/31/23. Please see corresponding footnotes and disclosures for reference.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (833) 540-0039. The Fund’s gross expense ratio is 0.50% and net expense ratio is 0.48% (as of the Fund’s most recently filed prospectus dated April 30, 2023). The Fund’s net expense ratio includes management fees and acquired fund fees and expenses. If acquired fund fees and expenses were excluded, the net expense ratio would be 0.48%. The Fund’s investment adviser has contractually agreed to waive 2 basis points (0.02%) of its management fees for the Fund until at least April 30, 2024.

	Trailing Returns (Annualized)
UPAR Inception (1/3/2022) Through 12/31/2023	1-Year	Since Inception
UPAR Ultra Risk Parity ETF (Market Price)	5.71%	-14.22%
UPAR Ultra Risk Parity ETF (NAV)	6.74%	-13.99%
Global Equities	15.25%	-4.11%
Commodity Producers	2.27%	8.66%
Physical Gold	13.04%	6.93%
Long Treasuries	-2.17%	-12.88%
Long TIPS	1.57%	-16.27%

Note: Asset class returns are based on actual performance earned in the UPAR Ultra Risk Parity ETF. Source: The Funds’ market price and NAV returns were reported by U.S. Bank Global Fund Services and asset class performance were provided by Tidal Investments LLC (f/k/a Toroso Investments, LLC) as of 12/31/23. Please see corresponding footnotes and disclosures for reference.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (833) 540-0039. The Fund’s gross expense ratio is 0.65% and net expense ratio is 0.63% (as of the Fund’s most recently filed prospectus dated April 30, 2023). The Fund’s net expense ratio includes management fees and acquired fund fees and expenses. If acquired fund fees and expenses were excluded, the net expense ratio would be 0.63%. The Fund’s investment adviser has contractually agreed to waive 2 basis points (0.02%) of its management fees for the Fund through at least April 30, 2024.

THE NEED FOR GOOD BALANCE AMID ELEVATED RISKS

After the significant interest-rate hikes in 2022, many market experts foresaw a recession in 2023. Contrary to expectations, a recession did not materialize, and economic growth exhibited remarkable resilience throughout the year. Currently, markets are pricing in a soft landing, or a continued fall in inflation without a material weakening of the economy. Consequently, the potential market impact of a recession may be greater now than it was a year ago when pricing was more pessimistic, which underscores the need for a robust and balanced approach. Moreover, markets anticipate that inflation will continue its descent toward the Fed’s 2% target and may be disappointed if higher inflation persists. Finally, with major global elections scheduled for 2024, added uncertainty could lead to extreme outcomes, reinforcing the value of a well-balanced strategy.

SHAREHOLDER LETTER (Continued)

4

RPAR ETFs

Please contact your financial advisor or one of our shareholder associates at (833) 540-0039 with any questions. You may also visit our website at www.rparetf.com or reach us via email at info@rparetf.com.

Important Information

Before investing you should carefully consider the Funds’ investment objectives, risks, charges and expenses. Please read each prospectus carefully before you invest.

Past performance does not guarantee future results.

Must be preceded or accompanied by a prospectus.

A fund’s net asset value per share (“NAV”) is the sum of all its assets less any liabilities, divided by the number of shares outstanding. The market price is the most recent price at which the fund was traded.

Risk parity is a portfolio allocation strategy using risk to determine allocations across various components of an investment portfolio. As with all ETFs, fund shares may be bought and sold in the secondary market at market prices. The market price normally should approximate a fund’s NAV, but the market price sometimes may be higher or lower than the NAV. The Funds are newer with a limited operating history. There are a limited number of financial institutions authorized to buy and sell shares directly with the Funds; and there may be a limited number of other liquidity providers in the marketplace. There is no assurance that Funds’ shares will trade at any volume, or at all, on any stock exchange. Low trading activity may result in shares trading at a material discount to NAV.

A Fund’s exposure to investments in physical commodities may fluctuate rapidly and subjects a Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Equity securities, such as common stocks, are subject to market, economic and business risks that may cause their prices to fluctuate. The Funds invest in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. The Funds may invest in securities issued by the U.S. government or its agencies or instrumentalities. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities.

Shares of the Funds are distributed by Foreside Fund Services, LLC. Foreside is not affiliated with Tidal Investments LLC, U.S. Bank, or RPAR, LLC.

Index Definitions

Global Equities: The MSCI ACWI Index reflects the performance of large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,920 constituents, the index covers approximately 85% of the global investable equity opportunity set.

Treasuries: The Bloomberg US Long Treasury Index (BB: LUTLTRUU) measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 10 years or more to maturity.

TIPS. Treasury Inflation-Protected Securities (TIPS) are a type of Treasury security issued by the U.S. government that are indexed to inflation in order to protect investors from a decline in the purchasing power of money. The Bank of America Merrill Lynch 15+ Year US Inflation-Linked Treasury Index (BB: G8QI) is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity greater than or equal to 15 years.

Commodity Producers: The Morningstar Global Upstream Natural Resources Index (BB: MUNRT) reflects the performance of a selection of equity securities that are traded in or are issued by companies domiciled in global developed or emerging markets (including the U.S.).The companies included in the index have significant business operations in the ownership, management and/or production of natural resources in energy, agriculture, precious or industrial metals, timber and water resources sectors.

Gold: Reflects the percent change in the spot price of gold (BB: XAU).

Bloomberg U.S. Aggregate Bond Index: The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

SHAREHOLDER LETTER (Continued)

5

RPAR Risk Parity ETF

$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
12/12/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
RPAR Risk Parity ETF - NAV
RPAR Risk Parity ETF - Market
S&P 500® Total Return Index
60% S&P 500® Total Return Index /
40% Bloomberg U.S. Aggregate Bond Index
Advanced Research Risk Parity Index

Total returns for the period ended December 31, 2023:	One Year	Since Inception (12/12/2019)	Ending Value (12/31/2023)
RPAR Risk Parity ETF - NAV	6.32%	1.51%	10,627
RPAR Risk Parity ETF - Market	6.02%	1.42%	10,589
S&P 500® Total Return Index	26.29%	12.44%	16,081
60% S&P 500® Total Return Index/ 40% Bloomberg U.S. Aggregate Bond Index	17.67%	7.39%	13,349
Advanced Research Risk Parity Index	6.76%	2.61%	11,099

This chart illustrates the performance of a hypothetical $10,000 investment made on December 12, 2019 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect for the “NAV” return. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (833) 540-0039. The Fund’s gross expense ratio is 0.52% and net expense ratio is 0.50% (as of the Fund’s most recently filed prospectus dated April 30, 2023). The Fund’s investment adviser has agreed to waive a portion of its management fees for the Fund through at least April 30, 2024.

PERFORMANCE SUMMARY (Unaudited)

6

UPAR Ultra Risk Parity ETF

$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
1/3/22
2/28/22
4/30/22
6/30/22
8/31/22
10/31/22
12/31/22
2/28/23
4/30/23
6/30/23
8/31/23
10/31/23
12/31/23
UPAR Ultra Risk Parity ETF - NAV
UPAR Ultra Risk Parity ETF - Market
S&P 500® Total Return Index
Advanced Research Ultra Risk Parity Index

Total returns for the period ended December 31, 2023:	One Year	Since Inception (01/03/2022)	Ending Value (12/31/2023)
UPAR Ultra Risk Parity ETF - NAV	6.74%	-13.99%	7,406
UPAR Ultra Risk Parity ETF - Market	5.71%	-14.22%	7,367
S&P 500® Total Return Index	26.29%	1.38%	10,276
Advanced Research Ultra Risk Parity Index	7.18%	-13.62%	7,471

This chart illustrates the performance of a hypothetical $10,000 investment made on January 03, 2022 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect for the “NAV” return. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (833) 540-0039. The Fund’s gross expense ratio is 0.67% and net expense ratio is 0.65% (as of the Fund’s most recently filed prospectus dated April 30, 2023). The Fund’s investment adviser has agreed to waive a portion of its management fees for the Fund through at least April 30, 2024.

PERFORMANCE SUMMARY (Unaudited)

7

RPAR Risk Parity ETF

Sector/Security Type	% of Total Portfolio
United States Treasury Inflation Indexed Bonds	27.4%
Exchange Traded Funds	26.6
Futures Contracts(2)	26.3
United States Treasury Bills	6.4
Basic Materials	5.1
Energy	4.7
Industrial	1.5
Cash & Cash Equivalents(3)	1.5
Consumer (Non-cyclical)	0.3
Utilities	0.1
Consumer (Cyclical)	0.1
Total	100.0%

(1)Percentages are based on total investments, including derivative contracts.

(2)Represents the notional amount of the futures contracts.

(3)Represents short-term investments and investments purchased with collateral from securities lending.

UPAR Ultra Risk Parity ETF

PORTFOLIO ALLOCATION at December 31, 2023 (Unaudited)(1)

Sector/Security Type	% of Total Portfolio
Futures Contracts(2)	41.8%
United States Treasury Inflation Indexed Bonds	29.8
Exchange Traded Funds	14.9
Basic Materials	5.6
Energy	5.0
Industrial	1.7
Cash & Cash Equivalents(3)	0.7
Consumer (Non-cyclical)	0.3
Utilities	0.1
Consumer (Cyclical)	0.1
Total	100.0%

(1)Percentages are based on total investments, including notional amounts of derivative contracts.

(2)Represents the notional amount of the futures contracts.

(3)Represents short-term investments.

PORTFOLIO ALLOCATION at December 31, 2023 (Unaudited)(1)

RPAR Risk Parity ETF

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at December 31, 2023

	Par	Value
U.s. Treasury Obligations — 35.3%
United States Treasury Inflation Indexed Bonds
2.13%, 02/15/2040	$4,451,222	$4,600,371
2.13%, 02/15/2041	20,132,934	20,812,420
0.75%, 02/15/2042	26,569,096	21,699,291
0.63%, 02/15/2043	30,166,155	23,754,584
1.38%, 02/15/2044	30,476,752	27,455,461
0.75%, 02/15/2045	30,364,454	23,946,539
1.00%, 02/15/2046	26,258,065	21,669,080
0.88%, 02/15/2047	26,128,685	20,781,357
1.00%, 02/15/2048	24,552,898	19,998,016
1.00%, 02/15/2049	16,650,592	13,533,535
0.25%, 02/15/2050	16,336,425	10,768,227
0.13%, 02/15/2051	10,404,127	6,516,237
0.13%, 02/15/2052	9,411,119	5,839,629
1.50%, 02/15/2053	4,366,834	3,999,167

Total U.s. Treasury Obligations (Cost $331,997,992)		225,373,914

	Shares
Exchange Traded Funds — 34.2%
SPDR Gold MiniShares Trust(a)(b)	1,506,700	61,639,097
Vanguard FTSE Developed Markets ETF	662,272	31,722,829
Vanguard FTSE Emerging Markets ETF	1,123,345	46,169,480
Vanguard Total Stock Market ETF	334,784	79,417,460

Total Exchange Traded Funds (Cost $226,119,593)		218,948,866

Common Stocks — 15.3%
Biotechnology — 0.3%
Corteva, Inc.	45,769	2,193,250

Building Materials — 0.1%
Geberit AG	988	632,724

Chemicals — 1.1%
CF Industries Holdings, Inc.	13,088	1,040,496
Ecolab, Inc.	6,683	1,325,574
FMC Corp.	8,428	531,385
Nutrien Ltd.	32,097	1,817,109
OCI NV	13,813	400,386
PhosAgro PJSC - GDR(a)(c)	52,122	0
Sociedad Quimica y Minera de Chile SA - ADR(b)	17,203	1,035,965

	Shares	Value
Common Stocks — 15.3% (Continued)
Chemicals — 1.1% (Continued)
The Mosaic Co.	17,802	$636,065
Yara International ASA	15,096	536,908
		7,323,888

Coal — 0.2%
Teck Resources Ltd. - Class B	23,606	1,002,709

Distribution & Wholesale — 0.2%
Ferguson PLC	5,247	1,009,013

Energy — Alternate Sources — 0.8%
Enphase Energy, Inc.(a)	8,002	1,057,384
First Solar, Inc.(a)	6,521	1,123,438
Flat Glass Group Co. Ltd. - Class H	300,701	507,551
SolarEdge Technologies, Inc.(a)	3,066	286,978
Vestas Wind Systems A/S	59,750	1,897,416
Xinyi Solar Holdings Ltd.	628,635	367,107
		5,239,874

Food — 0.1%
Salmar ASA	8,442	473,152

Iron & Steel — 1.0%
Fortescue Ltd.	135,017	2,673,586
Mineral Resources Ltd.	8,590	410,298
Vale SA - ADR	195,369	3,098,552
		6,182,436

Machinery — Diversified — 1.9%
AGCO Corp.	5,371	652,093
CNH Industrial NV	85,816	1,045,239
Deere & Co.	18,956	7,579,936
Husqvarna AB - Class B	37,670	310,171
IDEX Corp.	1,394	302,651
Kubota Corp.	74,310	1,118,761
The Toro Co.	5,885	564,901
Xylem, Inc.	3,589	410,438
		11,984,190

Mining — 4.4%
Allkem Ltd.(a)(c)	32,514	218,088
Antofagasta PLC	41,801	894,967
BHP Group Ltd. - ADR(b)	111,167	7,593,818
Boliden AB	11,988	374,110
Cameco Corp.	18,670	808,901
CMOC Group Ltd. - Class H	1,175,671	642,900
First Quantum Minerals Ltd.	31,087	255,797
Freeport-McMoRan, Inc.	61,224	2,606,306
Glencore PLC	549,427	3,306,619

RPAR Risk Parity ETF

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS at December 31, 2023 (Continued)

	Shares	Value
Common Stocks — 15.3% (Continued)
Mining — 4.4% (Continued)
IGO Ltd.	35,365	$218,389
Ivanhoe Mines Ltd. - Class A(a)	55,785	543,635
Jiangxi Copper Co. Ltd. - Class H	220,056	311,123
Lundin Mining Corp.	34,636	284,737
MMC Norilsk Nickel PJSC - ADR(a)(c)	181,762	0
NAC Kazatomprom JSC - GDR	13,336	545,442
Pilbara Minerals Ltd.	141,568	381,567
Rio Tinto PLC - ADR	73,614	5,481,298
South32 Ltd.	203,828	463,144
Southern Copper Corp.	35,530	3,058,067
Sumitomo Metal Mining Co. Ltd.	13,322	401,229
		28,390,137

Oil & Gas — 5.0%
Aker BP ASA	10,667	310,377
BP PLC - ADR	43,805	1,550,697
Canadian Natural Resources Ltd.	16,177	1,065,013
Cenovus Energy, Inc.	29,749	498,148
Chevron Corp.	27,694	4,130,837
ConocoPhillips	18,289	2,122,804
Coterra Energy, Inc.	11,646	297,206
Devon Energy Corp.	9,769	442,536
Diamondback Energy, Inc.	2,737	424,454
Ecopetrol SA - ADR(b)	34,639	412,897
Eni SpA - ADR	25,955	882,730
EOG Resources, Inc.	9,220	1,115,159
EQT Corp.	6,230	240,852
Equinor ASA - ADR(b)	46,691	1,477,303
Exxon Mobil Corp.	58,144	5,813,237
Gazprom PJSC - ADR(a)(c)	523,190	0
Hess Corp.	4,768	687,355
Imperial Oil Ltd.	9,939	568,934
Inpex Corp.	21,423	289,403
LUKOIL PJSC - ADR(a)(c)	31,173	0
Marathon Oil Corp.	9,346	225,799
Novatek PJSC - GDR(a)(c)	13,358	0
Occidental Petroleum Corp.	13,939	832,298
Pioneer Natural Resources Co.	3,583	805,745
Repsol SA	23,303	346,227
Rosneft Oil Co. PJSC - GDR(a)(c)	488,696	0
Shell PLC - ADR	49,930	3,285,394
Suncor Energy, Inc.	19,671	633,273
TotalEnergies SE - ADR	38,726	2,609,358

	Shares	Value
Common Stocks — 15.3% (Continued)
Oil & Gas — 5.0% (Continued)
Tourmaline Oil Corp.	5,779	$261,164
Woodside Energy Group Ltd.	29,748	630,474
		31,959,674

Water — 0.2%
American Water Works Co., Inc.	4,667	615,997
Veolia Environnement SA	15,937	502,796
		1,118,793

Total Common Stocks (Cost $122,786,149)		97,509,840

Short-Term Investments — 10.2%
Investments Purchased with Proceeds from Securities Lending — 1.9%
First American Government Obligations Fund - Class X, 5.30%(d)	12,261,726	12,261,726

Money Market Funds — 0.0%(e)
First American Government Obligations Fund - Class X, 5.30%(d)	178,677	178,677

	Par
U.S. Treasury Bills — 8.3%
5.39%, 03/07/2024(f)	53,304,000	52,803,414

Total Short-Term Investments (Cost $65,231,352)		65,243,817

Total Investments — 95.0% (Cost $746,135,086)		$607,076,437
Other Assets in Excess of Liabilities — 5.0%		32,267,546
Total Net Assets — 100.0%		$639,343,983

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

ASA - Advanced Subscription Agreement

GDR - Global Depositary Receipt

PLC - Public Limited Company

(a)Non-income producing security.

(b)All or a portion of this security is on loan as of December 31, 2023. The total market value of these securities was $11,841,986 as of December 31, 2023, which represented 1.9% of net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(c)Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting through its Valuation Designee. These securities represented $218,088 or 0.0% of net assets as of December 31, 2023.

(d)The rate shown represents the annualized seven-day effective yield as of December 31, 2023.

(e)Represents less than 0.05% of net assets.

(f)The rate shown is the effective yield.

RPAR Risk Parity ETF

10	The accompanying notes are an integral part of these financial statements.

The RPAR Risk Parity ETF had the following futures contracts outstanding with PhillipCapital Inc.

Description	Contracts Purchased	Expiration Date	Notional Amount	Value / Unrealized Appreciation (Depreciation)
U.S. Treasury 10 Year Notes	996	03/19/2024	$108,752,305	$3,686,757
U.S. Treasury Ultra Bonds	889	03/19/2024	108,215,965	10,548,879
				$14,235,636

Total Unrealized Appreciation (Depreciation)				$14,235,636

SCHEDULE OF OPEN FUTURES CONTRACTS as of December 31, 2023

UPAR Ultra Risk Parity ETF

The accompanying notes are an integral part of these financial statements.	11

	Par	Value
U.s. Treasury Obligations — 47.8%
United States Treasury Inflation Indexed Bonds
2.13%, 02/15/2040	$906,757	$937,140
2.13%, 02/15/2041	4,071,545	4,208,960
0.75%, 02/15/2042	5,404,230	4,413,698
0.63%, 02/15/2043	6,158,488	4,849,552
1.38%, 02/15/2044	6,221,820	5,605,025
0.75%, 02/15/2045	6,185,255	4,877,922
1.00%, 02/15/2046	5,354,973	4,419,112
0.88%, 02/15/2047	5,313,682	4,226,218
1.00%, 02/15/2048	4,974,460	4,051,633
1.00%, 02/15/2049	3,363,620	2,733,937
0.25%, 02/15/2050	3,328,078	2,193,718
0.13%, 02/15/2051	2,098,788	1,314,498
0.13%, 02/15/2052	1,925,328	1,194,672
1.50%, 02/15/2053	917,045	839,834

Total U.s. Treasury Obligations (Cost $47,166,351)		45,865,919

	Shares
Exchange Traded Funds — 23.8%
SPDR Gold MiniShares Trust(a)	308,416	12,617,299
Vanguard Extended Market ETF	20,831	3,425,033
Vanguard FTSE Developed Markets ETF	48,389	2,317,833
Vanguard FTSE Emerging Markets ETF	109,563	4,503,039

Total Exchange Traded Funds (Cost $21,150,286)		22,863,204

Common Stocks — 20.6%
Biotechnology — 0.5%
Corteva, Inc.	9,344	447,764

Building Materials — 0.1%
Geberit AG	116	74,287

Chemicals — 1.5%
CF Industries Holdings, Inc.	2,612	207,654
Ecolab, Inc.	1,352	268,170
FMC Corp.	1,542	97,223
Nutrien Ltd.	6,550	370,816
OCI NV	2,866	83,074
PhosAgro PJSC - GDR(a)(b)	1,126	0
Sociedad Quimica y Minera de Chile SA - ADR	3,729	224,560
The Mosaic Co.	3,799	135,738
Yara International ASA	3,135	111,500
		1,498,735

	Shares	Value
Common Stocks — 20.6% (Continued)
Coal — 0.2%
Teck Resources Ltd. - Class B	4,237	$179,975

Distribution & Wholesale — 0.2%
Ferguson PLC	950	182,688

Energy — Alternate Sources — 1.1%
Enphase Energy, Inc.(a)	1,562	206,403
First Solar, Inc.(a)	1,151	198,294
Flat Glass Group Co. Ltd. - Class H	67,700	114,270
Ming Yang Smart Energy Group Ltd. - GDR	17	148
SolarEdge Technologies, Inc.(a)	562	52,603
Vestas Wind Systems A/S	12,208	387,676
Xinyi Solar Holdings Ltd.	134,625	78,618
		1,038,012

Food — 0.1%
Salmar ASA	1,719	96,345

Iron & Steel — 1.3%
Fortescue Ltd.	27,073	536,096
Mineral Resources Ltd.	1,999	95,481
Vale SA - ADR	40,467	641,807
		1,273,384

Machinery — Diversified — 2.6%
AGCO Corp.	909	110,362
CNH Industrial NV	17,176	209,204
Deere & Co.	3,841	1,535,901
Husqvarna AB - Class B	7,864	64,751
IDEX Corp.	398	86,410
Kubota Corp.	15,198	228,811
The Toro Co.	1,286	123,443
Xylem, Inc.	1,004	114,817
		2,473,699

Mining — 6.0%
Allkem Ltd.(a)(b)	5,276	35,389
Antofagasta PLC	8,539	182,821
BHP Group Ltd. - ADR	22,753	1,554,257
Boliden AB	2,544	79,391
Cameco Corp.	3,809	165,030
CMOC Group Ltd. - Class H	224,676	122,861
First Quantum Minerals Ltd.	6,447	53,049
Freeport-McMoRan, Inc.	12,502	532,210
Glencore PLC	112,467	676,860
IGO Ltd.	6,753	41,702
Ivanhoe Mines Ltd. - Class A(a)	11,708	114,097

SCHEDULE OF INVESTMENTS as of December 31, 2023

UPAR Ultra Risk Parity ETF

12	The accompanying notes are an integral part of these financial statements.

	Shares	Value
Common Stocks — 20.6% (Continued)
Mining — 6.0% (Continued)
Jiangxi Copper Co. Ltd. - Class H	46,229	$65,360
Lundin Mining Corp.	7,132	58,631
MMC Norilsk Nickel PJSC - ADR(a)(b)	3,990	0
NAC Kazatomprom JSC - GDR	2,638	107,894
Pilbara Minerals Ltd.	30,013	80,894
Rio Tinto PLC - ADR	15,046	1,120,325
South32 Ltd.	44,085	100,171
Southern Copper Corp.	7,044	606,277
Sumitomo Metal Mining Co. Ltd.	2,801	84,360
		5,781,579

Oil & Gas — 6.8%
Aker BP ASA	2,081	60,551
BP PLC - ADR	8,610	304,794
Canadian Natural Resources Ltd.	3,362	221,337
Cenovus Energy, Inc.	6,271	105,008
Chevron Corp.	5,725	853,941
ConocoPhillips	3,774	438,048
Coterra Energy, Inc.	2,291	58,466
Devon Energy Corp.	2,023	91,642
Diamondback Energy, Inc.	611	94,754
Ecopetrol SA - ADR	6,323	75,370
Eni SpA - ADR	5,386	183,178
EOG Resources, Inc.	1,873	226,539
EQT Corp.	1,259	48,673
Equinor ASA - ADR	9,743	308,269
Exxon Mobil Corp.	12,056	1,205,359
Gazprom PJSC - ADR(a)(b)	11,925	0
Hess Corp.	967	139,403
Imperial Oil Ltd.	1,988	113,798
Inpex Corp.	4,383	59,210
LUKOIL PJSC - ADR(a)(b)	818	0
Marathon Oil Corp.	1,998	48,272
Novatek PJSC - GDR(a)(b)	329	0
Occidental Petroleum Corp.	2,876	171,726
Pioneer Natural Resources Co.	724	162,813
Repsol SA	3,960	58,836
Rosneft Oil Co. PJSC - GDR(a)(b)	10,479	0
Shell PLC - ADR	10,291	677,147
Suncor Energy, Inc.	4,032	129,803
TotalEnergies SE - ADR	7,491	504,744
Tourmaline Oil Corp.	1,051	47,497
Woodside Energy Group Ltd.	6,243	132,313
		6,521,491

	Shares	Value
Common Stocks — 20.6% (Continued)
Water — 0.2%
American Water Works Co., Inc.	908	$119,847
Veolia Environnement SA	2,956	93,259
		213,106

Total Common Stocks (Cost $20,351,962)		19,781,065

Short-Term Investments — 1.1%
Money Market Funds — 1.1%
First American Government Obligations Fund - Class X, 5.30%(c)	1,058,641	1,058,641

Total Short-Term Investments (Cost $1,058,641)		1,058,641

Total Investments — 93.3% (Cost $89,727,240)		$89,568,829
Other Assets in Excess of Liabilities — 6.7%		6,469,629
Total Net Assets — 100.0%		$96,038,458

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

ASA - Advanced Subscription Agreement

GDR - Global Depositary Receipt

PLC - Public Limited Company

(a)Non-income producing security.

(b)Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting through its Valuation Designee. These securities represented $35,389 or 0.0% of net assets as of December 31, 2023.

(c)The rate shown represents the annualized seven-day effective yield as of December 31, 2023.

SCHEDULE OF INVESTMENTS as of December 31, 2023 (Continued)

UPAR Ultra Risk Parity ETF

The accompanying notes are an integral part of these financial statements.	13

The UPAR Ultra Risk Parity ETF had the following futures contracts outstanding with PhillipCapital Inc.

Description	Contracts Purchased	Expiration Date	Notional Amount	Value / Unrealized Appreciation (Depreciation)
MSCI EAFE Index	37	03/15/2024	$4,020,929	$146,011
MSCI Emerging Markets Index	97	03/15/2024	4,794,291	219,154
S&P 500 Index	537	03/15/2024	12,590,864	350,836
U.S. Treasury 10 Year Notes	196	03/19/2024	21,460,974	665,589
U.S. Treasury Ultra Bonds	174	03/19/2024	21,350,895	1,894,417
				$3,276,007

Total Unrealized Appreciation (Depreciation)				$3,276,007

SCHEDULE OF OPEN FUTURES CONTRACTS as of December 31, 2023

RPAR ETFs

14	The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2023

	RPAR Risk Parity ETF		UPAR Ultra Risk Parity ETF

Assets:
Investments, at value (Note 2)	$607,076,437	(1)	$89,568,829
Cash	36,383		6,175
Deposits at broker for futures (Note 2)	29,555,242		3,003,262
Receivables:
Dividends and interest	1,310,821		231,701
Securities lending, net	4,077		—
Variation margin receivable	14,235,636		3,276,007
Total assets	652,218,596		96,085,974

Liabilities:
Collateral received from securites on loan	12,261,726		—
Payables:
Dividends and interest	—		645
Due to custodian (foreign currency, cost of $(342,272) and $(725), respectively)	345,966		724
Management fees (Note 4)	266,921		46,147
Total liabilities	12,874,613		47,516
Net Assets	$639,343,983		$96,038,458

Components of Net Assets:
Paid-in capital	$1,017,513,140		$104,265,500
Total distributable (accumulated) earnings (losses)	(378,169,157)		(8,227,042)
Net assets	$639,343,983		$96,038,458

Net Asset Value (unlimited shares authorized):
Net assets	$639,343,983		$96,038,458
Shares of beneficial interest issued and outstanding	33,300,000		7,000,000
Net asset value	$19.20		$13.72

Cost of investments	$746,135,086		$89,727,240

(1)Includes securities on loan with a value of $11,841,986.

RPAR ETFs

The accompanying notes are an integral part of these financial statements.	15

STATEMENTS OF OPERATIONS For the Periods Ended December 31, 2023

	RPAR Risk Parity ETF	UPAR Ultra Risk Parity ETF

Investment Income:
Interest income	$21,017,752	$1,982,268
Dividend income (net of foreign withholding tax of $353,798 and $34,972, respectively)	11,397,842	857,061
Securities lending income, net (Note 5)	95,086	—
Total investment income	32,510,680	2,839,329

Expenses:
Management fees (Note 4)	4,876,850	475,813
Total expenses before interest expense and management fee waiver	4,876,850	475,813
Broker interest expense	10	101
Other expenses	—	96
Less: Management fee waiver (Note 4)	(195,074)	(16,975)
Net expenses	4,681,786	459,035
Net investment income (loss)	27,828,894	2,380,294

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(4,854,927)	(808,619)
Foreign currency translations	(20)	(1,474)
Futures contracts	(40,058,420)	(2,717,078)
Change in net unrealized appreciation/depreciation on:
Investments	22,709,534	3,649,749
Foreign currency translations	1,395,862	144,341
Futures contracts	23,063,269	6,063,027
Net realized and unrealized gain (loss)	2,255,298	6,329,946
Net increase (decrease) in net assets resulting from operations	$30,084,192	$8,710,240

RPAR Risk Parity ETF

16	The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$27,828,894	$47,995,574
Net realized gain (loss)	(44,913,367)	(104,024,701)
Change in net unrealized appreciation/depreciation	47,168,665	(329,578,675)
Net increase (decrease) in net assets resulting from operations	30,084,192	(385,607,802)

Distributions to Shareholders:
Distributions to shareholders	(28,777,261)	(46,768,036)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares(1)	(310,135,102)	(253,621,163)
Total increase (decrease) in net assets	(308,828,171)	(685,997,001)

Net Assets:
Beginning of year	948,172,154	1,634,169,155
End of year	$639,343,983	$948,172,154

(1)Summary of share transactions is as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Shares sold	7,275,000	$141,044,910	26,850,000	$552,122,302
Shares redeemed	(24,825,000)	(451,180,012)	(41,100,000)	(805,743,465)
Net increase (decrease)	(17,550,000)	$(310,135,102)	(14,250,000)	$(253,621,163)

UPAR Ultra Risk Parity ETF

The accompanying notes are an integral part of these financial statements.	17

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Period Ended December 31, 2022(1)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$2,380,294	$2,040,822
Net realized gain (loss)	(3,527,171)	(8,169,347)
Change in net unrealized appreciation/depreciation	9,857,117	(6,739,417)
Net increase (decrease) in net assets resulting from operations	8,710,240	(12,867,942)

Distributions to Shareholders:
Distributable earnings	(2,373,772)	(2,042,154)
Return of Capital	—	(140,034)
Distributions to shareholders	(2,373,772)	(2,182,188)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (2)	(27,992,498)	132,744,618
Total increase (decrease) in net assets	(21,656,030)	117,694,488

Net Assets:
Beginning of year/period	117,694,488	—
End of year/period	$96,038,458	$117,694,488

(1)The Fund commenced operations on January 3, 2022. The information presented is from January 3, 2022 to December 31, 2022.

(2)Summary of share transactions is as follows:

	Year Ended December 31, 2023		Period Ended December 31, 2022(1)
	Shares	Value	Shares	Value
Shares sold	2,775,000	$37,165,712	10,825,000	$159,850,273
Shares redeemed	(4,650,000)	(65,158,210)	(1,950,000)	(27,105,655)
Net increase (decrease)	(1,875,000)	$(27,992,498)	8,875,000	$132,744,618

RPAR Risk Parity ETF

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended December 31, 2023		Year Ended December 31, 2022		Period Ended December 31, 2021(1)		Year Ended November 30, 2021		Period Ended November 30, 2020(2)

Net asset value, beginning of year/period	$18.65		$25.10		$25.10		$23.00		$20.00

Income from Investment Operations:
Net investment income (loss)(3)	0.54		0.77		0.10		0.48		0.21
Net realized and unrealized gain (loss) on investments(4)	0.61		(6.47)		0.22		1.88		2.94
Total from investment operations	1.15		(5.70)		0.32		2.36		3.15

Less Distributions:
From net investment income	(0.60)		(0.75)		(0.32)		(0.26)		(0.15)
Total distributions	(0.60)		(0.75)		(0.32)		(0.26)		(0.15)

Net asset value, end of year/period	$19.20		$18.65		$25.10		$25.10		$23.00
Total return(6)	6.32%		(22.81)%		1.29	%(5)	10.32%		15.88	%(5)

Supplemental Data:
Net assets, end of year/period (millions)	$639.3		$948.2		$1,634.2		$1,549.3		$883.4
Portfolio turnover rate(10)	14%		28%		1	%(5)	16%		65	%(5)

Ratios of Expenses to Average Net Assets:
Before fees waived	0.50	%(8)	0.50	%(8)	0.50	%(7)	0.50	%(8)	0.50	%(7)(8)
After fees waived	0.48	%(8)	0.48	%(8)	0.47	%(7)	0.47	%(8)	0.47	%(7)(8)

Ratios of Net Investment Income (Loss) to Average Net Assets:
Before fees waived	2.83	%(9)	3.65	%(9)	4.69	%(7)	1.96	%(9)	0.98	%(7)(9)
After fees waived	2.85	%(9)	3.67	%(9)	4.72	%(7)	1.99	%(9)	1.01	%(7)(9)

(1)The Fund changed its fiscal year end from November 30 to December 31. The information presented is from December 1, 2021 to December 31, 2021.

(2)The Fund commenced operations on December 12, 2019. The information presented is from December 12, 2019 to November 30, 2020.

(3)Calculated using average shares outstanding method.

(4)Net realized and unrealized gain (loss) per share in the caption are balancing amounts necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(5)Not annualized.

(6)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(7)Annualized.

(8)The ratio of expenses to average net assets includes interest expense on futures contracts. The expense ratios excluding interest expense on futures were 0.50% and 0.48% for the year ended December 31, 2023, 0.50% and 0.48% for the year ended December 31, 2022, 0.50% and 0.47% for the year ended November 30, 2021 and 0.50% and 0.47% for the period ended November 30, 2020.

(9)The ratios of net investment income (loss) to average net assets include interest expense on futures contracts.

(10)Excludes the impact of in-kind transactions.

UPAR Ultra Risk Parity ETF

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period

	Year Ended December 31, 2023		Period Ended December 31, 2022(1)

Net asset value, beginning of year/period	$13.26		$20.00

Income from Investment Operations:
Net investment income (loss)(2)	0.43		0.70
Net realized and unrealized gain (loss) on investments(3)	0.45		(6.81)
Total from investment operations	0.88		(6.11)

Less Distributions:
From net investment income	(0.42)		(0.59)
From return of capital	—		(0.04)
Total distributions	(0.42)		(0.63)

Net asset value, end of year/period	$13.72		$13.26
Total return(5)	6.74%		(30.62	)%(4)

Supplemental Data:
Net assets, end of period/year (millions)	$96.0		$117.7
Portfolio turnover rate(9)	36%		39	%(4)

Ratios of Expenses to Average Net Assets:
Before fees waived	0.65	%(7)	0.65	%(6)(7)
After fees waived	0.63	%(7)	0.62	%(6)(7)

Ratios of Net Investment Income (Loss) to Average Net Assets:
Before fees waived(8)	3.23%		4.81	%(6)
After fees waived(8)	3.25%		4.84	%(6)

(1)The Fund commenced operations on January 3, 2022. The information presented is from January 3, 2022 to December 31, 2022.

(2)Calculated using average shares outstanding method.

(3)Net realized and unrealized gain (loss) per share in the caption are balancing amounts necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(4)Not annualized.

(5)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(6)Annualized.

(7)The ratio of expenses to average net assets includes interest expense on futures contracts. The expense ratios excluding interest expense on futures were 0.65% and 0.63% for the year ended December 31, 2023 and 0.65% and 0.62% for the period ended December 31, 2022.

(8)The ratios of net investment income (loss) to average net assets include interest expense on futures contracts.

(9)Excludes the impact of in-kind transactions.

20

RPAR ETFs

NOTES TO FINANCIAL STATEMENTS December 31, 2023

NOTE 1 – ORGANIZATION

The RPAR Risk Parity ETF and UPAR Ultra Risk Parity ETF are each a series of shares (each, a “Fund”, and collectively, the “Funds”) of beneficial interest of Tidal ETF Trust (the “Trust”). The RPAR Risk Parity ETF is a diversified series and the UPAR Ultra Risk Party ETF is a non-diversified series of the Trust. The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of each Fund’s shares is registered under the Securities Act of 1933, as amended. The Trust is governed by the Board of Trustees (the “Board”). Tidal Investments LLC (f/k/aToroso Investments, LLC) (“Tidal Investments” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Funds. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The RPAR Risk Parity ETF commenced operations on December 12, 2019 and the UPAR Ultra Risk Parity ETF commenced operations on January 3, 2022.

The investment objective of each Fund is to seek to generate positive returns during periods of economic growth, preserve capital during periods of economic contraction, and preserve real rates of return during periods of heightened inflation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Funds are open for business.

Debt securities are valued by using an evaluated mean of the bid and asked prices provided by Independent Pricing Agents. The Independent Pricing Agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities.

Futures contracts are priced by an approved independent pricing service. Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Under Rule 2a-5 of the 1940 Act, a fair value will be determined for securities for which quotations are not readily available by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Adviser, subject to oversight by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a Fund may cause the net asset value (“NAV”) of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

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As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of December 31, 2023:

RPAR Risk Parity ETF

	Level 1	Level 2	Level 3		Total
Investments:
U.S. Treasury Obligations	$—	$225,373,914	$—		$225,373,914
Exchange Traded Funds	218,948,866	—	—		218,948,866
Common Stocks
Biotechnology	2,193,250	—	—		2,193,250
Building Materials	632,724	—	—		632,724
Chemicals	7,323,888	—	0	(b)	7,323,888
Coal	1,002,709	—	—		1,002,709
Distribution & Wholesale	1,009,013	—	—		1,009,013
Energy - Alternate Sources	5,239,874	—	—		5,239,874
Food	473,152	—	—		473,152
Iron & Steel	6,182,436	—	—		6,182,436
Machinery - Diversified	11,984,190	—	—		11,984,190
Mining	28,172,049	—	218,088	(c)	28,390,137
Oil & Gas	31,959,674	—	0	(b)	31,959,674
Water	1,118,793	—	—		1,118,793
Common Stocks - Total	97,291,752	—	218,088		97,509,840
Investments Purchased with Proceeds from Securities Lending	12,261,726	—	—		12,261,726
Money Market Funds	178,677	—	—		178,677
U.S. Treasury Bills	—	52,803,414	—		52,803,414
Total Investments	$328,681,021	$278,177,328	$218,088		$607,076,437

Other Financial Instruments:(a)
Long
Futures	$14,235,636	$—	$—		$14,235,636
Total Long	$14,235,636	$—	$—		$14,235,636

NOTES TO FINANCIAL STATEMENTS December 31, 2023 (Continued)

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Refer to the Schedule of Investments for industry classifications.

The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

Common Stocks
Balance as of December 31, 2022	$0
Accrued discounts/premiums	—
Realized gain (loss)	(29,206)
Change in unrealized appreciation/depreciation	(18,532)
Purchases	54,181
Sales	(150,374)
Transfer into and/or out of Level 3	362,019
Balance as of December 31, 2023	$218,088

Change in unrealized appreciation/depreciation during the period for Level 3 investments held at December 31, 2023:	$(18,532)

UPAR Ultra Risk Parity ETF

	Level 1	Level 2	Level 3		Total
Investments:
U.S. Treasury Obligations	$—	$45,865,919	$—		$45,865,919
Exchange Traded Funds	22,863,204	—	—		22,863,204
Common Stocks
Biotechnology	447,764	—	—		447,764
Building Materials	74,287	—	—		74,287
Chemicals	1,498,735	—	0	(b)	1,498,735
Coal	179,975	—	—		179,975
Distribution & Wholesale	182,688	—	—		182,688
Energy - Alternate Sources	1,038,012	—	—		1,038,012
Food	96,345	—	—		96,345
Iron & Steel	1,273,384	—	—		1,273,383
Machinery - Diversified	2,473,699	—	—		2,473,699
Mining	5,746,190	—	35,389	(c)	5,781,579
Oil & Gas	6,521,491	—	0	(b)	6,521,491
Water	213,106	—	—		213,106
Common Stocks - Total	19,745,676	—	35,389		19,781,065
Money Market Funds	1,058,641	—	—		1,058,641
Total Investments	$43,667,521	$45,865,919	$35,389		$89,568,829

Other Financial Instruments:(a)
Long
Futures	$3,276,007	$—	$—		$3,276,007
Total Long	$3,276,007	$—	$—		$3,276,007

Refer to the Schedule of Investments for industry classifications.

NOTES TO FINANCIAL STATEMENTS December 31, 2023 (Continued)

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The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

Common Stocks
Balance as of December 31, 2022	$0
Accrued discounts/premiums	—
Realized gain (loss)	(3,879)
Change in unrealized appreciation/depreciation	(413)
Purchases	14,676
Sales	(29,228)
Transfer into and/or out of Level 3	54,233
Balance as of December 31, 2023	$35,389

Change in unrealized appreciation/depreciation during the period for Level 3 investments held at December 31, 2023:	$(413)

(a)Other Financial Instruments are derivative instruments not reflected on the Schedule of Investments, such as futures contracts, which are presented at the unrealized appreciation/depreciation on the investment.

(b)The Level 3 securities are fair valued at $0 due to a halt in trading of Russian securities as a result of the ongoing Ukrainian/Russian conflict and the Russian markets being currently uninvestible.

(c)The Level 3 security is fair valued at 9.83 AUD (last price) due to a lack of price from the pricing services.

The Funds have provided additional disclosures below regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the Funds use futures contracts (a type of derivative), how they are accounted for and how they affect an entity’s results of operations and financial position. The Funds may use derivatives for risk management purposes or as part of their investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The average notional amount for futures contracts is based on the monthly notional amounts. The notional amount for futures contracts represents the U.S. dollar value of the contract as of the day of opening the transaction or latest contract reset date. The Funds’ average notional value of futures contracts outstanding during the year ended December 31, 2023, was $332,864,410 for RPAR Risk Parity ETF and $56,058,423 for UPAR Ultra Risk Parity ETF. The following tables show the effects of derivative instruments on the financial statements.

Statements of Assets and Liabilities

Fair value of derivative instruments as of December 31, 2023:

RPAR Risk Parity ETF:

	Asset Derivatives		Liability Derivatives
Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest Rate Contracts - Futures	Variation margin receivable (see Statements of Assets and Liabilities)	$14,235,636	Variation margin payable (see Statements of Assets and Liabilities)	$—

UPAR Ultra Risk Parity ETF:

	Asset Derivatives		Liability Derivatives
Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest Rate Contracts - Futures	Variation margin receivable (see Statements of Assets and Liabilities)	$3,276,007	Variation margin payable (see Statements of Assets and Liabilities)	$—

NOTES TO FINANCIAL STATEMENTS December 31, 2023 (Continued)

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Statements of Operations

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023:

RPAR Risk Parity ETF:

Instrument	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Interest Rate Contracts - Futures	Net Realized and Unrealized Gain (Loss)	$(40,058,420)	$23,063,269

UPAR Ultra Risk Parity ETF:

Instrument	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Interest Rate Contracts - Futures	Net Realized and Unrealized Gain (Loss)	$(2,717,078)	$6,063,027

B.Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of December 31, 2023, the Funds did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. Each Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.

C.Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Debt income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

NOTES TO FINANCIAL STATEMENTS December 31, 2023 (Continued)

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RPAR ETFs

E.Futures Contracts. The Funds may purchase futures contracts to gain long exposure to long-term U.S. Treasury bonds. The purchase of futures contracts may be more efficient or cost-effective than buying the underlying securities or assets. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Upon entering into a futures contract, the Funds are required to pledge to the counterparty an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, the Funds agree to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds will cover their current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The Funds’ use of futures contracts may involve risks that are different from, or possibly greater than, the risk associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of the futures contracts may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations. The Funds had futures contracts activity during the year ended December 31, 2023. Realized and unrealized gains and losses are included in the Statements of Operations. The futures contracts held by the Funds are exchange-traded with PhillipCapital, Inc. acting as the futures commission merchant.

F.Offsetting Agreements. The Funds are subject to various netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty. The following tables represent derivative financial statements that are subject to enforceable netting agreements, collateral arrangements, or other similar agreements as of December 31, 2023.

RPAR Risk Parity ETF	Gross Amounts	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged (Received)	Net Amount
Assets
Interest Rate Contracts - Futures	$14,235,636	$14,235,636	$—	$—	$—	$14,235,636
Liabilities
Interest Rate Contracts - Futures	$—	$—	$—	$—	$—	$—

UPAR Ultra Risk Parity ETF	Gross Amounts	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged (Received)	Net Amount
Assets
Interest Rate Contracts - Futures	$3,276,007	$3,276,007	$—	$—	$—	$3,276,007
Liabilities
Interest Rate Contracts - Futures	$—	$—	$—	$—	$—	$—

G.Deposits at Broker for Futures. Deposits at broker for futures represents amounts that are held by third parties under certain of the Funds’ derivative transactions. Such cash is excluded from cash and equivalents in the Statements of Assets and Liabilities.

H.Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Funds are declared and paid at least quarterly. Distributions to shareholders from net realized gains on securities, if any, for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS December 31, 2023 (Continued)

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RPAR ETFs

I.Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J.Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

K.Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

L.Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that each Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If either Fund should be in a position where the value of illiquid investments held by a Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

M.Derivatives Transactions. Pursuant to Rule 18f-4 under the 1940 Act, the SEC imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments currently used by funds to comply with Section 18 of the 1940 Act and treats derivatives as senior securities. Under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test. Funds whose use of derivatives is more than a limited specified exposure amount are required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. The Funds implemented a Rule 18f-4 Derivative Risk Management Program that complies with Rule 18f-4.

N.Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These differences are primarily due to redemption in-kind. For the year ended December 31, 2023, the following adjustments were made:

Fund	Paid-In Capital	Total Distributable (Accumulated) Earnings (Losses)
RPAR Risk Parity ETF	$7,507,305	$(7,507,305)
UPAR Ultra Risk Parity ETF	$1,337,968	$(1,337,968)

During the year ended December 31, 2023, the RPAR Risk Parity ETF realized $7,507,305, and the UPAR Ultra Risk Parity ETF realized $1,337,968, in net capital gains resulting from in-kind redemptions, in which Authorized Participants exchange Fund shares for securities held by the Funds rather than for cash. Because such losses are not taxable to the Funds, and are not distributed to shareholders, they have been reclassified from accumulated gains to paid-in capital.

O.Recently Issued Accounting Pronouncements.

•In June 2022, FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023, and for interim periods within those fiscal years, with early adoption permitted. The Funds are currently evaluating the impact, if any, of these amendments on the financial statements.

P.Other Regulatory Matters. In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require funds to transmit concise and visually engaging

NOTES TO FINANCIAL STATEMENTS December 31, 2023 (Continued)

27

RPAR ETFs

shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

NOTE 3 – PRINCIPAL RISKS

A.Agriculture Risk. Companies in the agriculture industry are subject to risks such as adverse weather conditions, embargoes, tariffs, and adverse international economic, political, and regulatory developments.

B.Borrowing Risk (UPAR Ultra Risk Parity ETF only). The Fund’s use of reverse repurchase agreements in considered a form of borrowing money. Borrowing money to finance purchases of securities that exceed the Fund’s net assets creates leverage risk, which may magnify changes to the Fund’s NAV and its returns. The Fund bears the added price volatility risk of the securities purchased. Borrowing money will cost the Fund interest expense and other fees, which may reduce its returns.

C.Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchanges and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Capital controls and/or sanctions may also impact the ability of the Funds to buy, sell, or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Shares of the Funds, and cause the Funds to decline in value.

D.Commodities Risk. The Funds’ exposure to investments in physical commodities subjects the Funds to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate rapidly based on a variety of factors, including overall market movements; economic events and policies; changes in interest rates or inflation rates; changes in monetary and exchange control programs; war; acts of terrorism; natural disasters; and technological developments. Variables such as disease, drought, floods, weather, trade, embargoes, tariffs, and other political events, in particular, may have a larger impact on commodity prices than on traditional securities. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers, political, economic, and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. These factors may affect the value of the Funds in varying ways, and different factors may cause the value and the volatility of the Funds to move in inconsistent directions at inconsistent rates. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity.

E.Credit Risk. An issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities may be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that the Funds’ portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing a Fund’s income level or share price.

F.Currency Exchange Rate Risk. The Funds invest, directly or indirectly, in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non- U.S. currencies will affect the value of the Funds’ investments and the value of your shares of the Funds (“Shares”). Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in a Fund may change quickly and without warning, and you may lose money.

G.Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Depositary receipts listed on U.S. or foreign exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Funds invest in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Funds are exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

NOTES TO FINANCIAL STATEMENTS December 31, 2023 (Continued)

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H.Derivatives Risk. The Funds’ derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Funds may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The derivatives used by the Funds may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Certain of the Funds’ transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Funds realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than they would if they did not engage in such transactions, which may adversely impact the Funds’ after-tax returns.

I.Emerging Markets Risk. The Funds may invest in securities issued by companies domiciled or headquartered in emerging market nations. Investments in securities traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not associated with investments in U.S. securities and investments in more developed international markets. Such conditions may impact the ability of the Funds to buy, sell, or otherwise transfer securities, adversely affect the trading market and price for Shares and cause the Funds to decline in value.

J.Energy Producers Industry Risk. Companies in the energy producing industry are subject to risks associated with companies owning and/or operating pipelines, gathering and processing assets, power infrastructure, propane assets, as well as capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The volatility of energy commodity prices can significantly affect energy companies due to the impact of prices on the volume of commodities developed, produced, gathered, and processed. Historically, energy commodity prices have been cyclical and exhibited significant volatility, which may adversely impact the value, operations, cash flows, and financial performance of energy companies.

K. Equity Market Risk. The Funds will invest in common stocks directly or indirectly through ETFs. Common stocks, such as those held by the Funds, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. The equity securities held in the Funds’ portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Funds invest. Securities in the Funds’ portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, or government controls.

L.Exchange Traded Fund (“ETF”) Risks.

•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Funds have a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Funds (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•Cash Redemption Risk. Each Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, a Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments and bonds that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, a Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, a Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

NOTES TO FINANCIAL STATEMENTS December 31, 2023 (Continued)

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•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate a Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Funds may trade on foreign exchanges that are closed when the Funds’ primary listing exchange is open, the Funds are likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

•Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Funds’ underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for a Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

M.Exchanged Trade Vehicle (“ETV”) Risk. The Funds may invest in ETFs, Exchange Traded Notes (“ETN”), and exchange-listed trusts. Please see “ETF Risks”, above, for risks specific to investing in ETFs. The risks of owning interests of an ETV generally reflect the same risks as owning the underlying securities or other instruments that the ETF is designed to track and which are disclosed elsewhere in each Fund’s Prospectus. The shares of certain ETVs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the NAV of an ETV’s shares). For example, the value of an ETV may drop due to a downgrade in the issuer’s credit rating. By investing in an ETV, the Fund indirectly bears the proportionate share of any fees and expenses of the ETV in addition to the Fund’s direct fees and expenses. Additionally, trading in an ETV may be halted by the exchange on which it trades.

•Exchange-Listed Trust Risk. Exchange-listed trusts are not registered as investment companies under the 1940 Act. Consequently, an investment in an exchange-listed trust will not have the regulatory protections provided to investors in registered investment companies. Some exchange-listed trusts may qualify as “emerging growth companies” and therefore may be subject to reduced public reporting requirements. Under certain circumstances, the exchange on which an exchange-listed trust trades may halt trading in the exchange-listed trust.

•ETN Risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by the Funds are unsecured debts of the issuer.

N.Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Funds will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

O.Futures Contracts Risk. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. A decision as to whether, when, and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the risks associated with all derivatives, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Fund’s initial investment in such contracts.

NOTES TO FINANCIAL STATEMENTS December 31, 2023 (Continued)

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RPAR ETFs

P.Gold Risk. The prices of precious metals, such as gold, rise and fall in response to many factors, including: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; fluctuations in industrial and commercial supply and demand; government regulation of the metals and materials industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals.

Q.Government Obligations Risk. The Funds may invest in securities issued by the U.S. government or its agencies or instrumentalities. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.

R.Illiquid Investments Risk. The Funds may, at times, hold illiquid investments, by virtue of the absence of a readily available market for certain of their investments, or because of legal or contractual restrictions on sales. The Funds could lose money if they are unable to dispose of an investment at a time or price that is most beneficial to the Funds.

S.Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.

T.Leverage Risk. Using derivatives such as futures to increase a Fund’s combined long and short exposure creates leverage, which can magnify each Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on each Fund’s share price.

U.Management Risk. The Funds are actively-managed and may not meet their investment objectives based on the Adviser’s success or failure to implement investment strategies for the Funds.

V.Market Capitalization Risk.

•Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

•Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of midcapitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

•Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

W.Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. Turbulence in financial markets and reduced liquidity in equity, credit, and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Funds. Each Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

X.Maturity Risk. Debt securities with a longer maturity, including U.S. Treasuries and TIPS, may fluctuate in value more than ones with a shorter maturity.

Y.Mining and Metal Industry Risk. Mining and metal companies can be significantly affected by international political and economic developments, energy conversion, the success of exploration projects, commodity prices, taxes and government regulations. Investments in mining and metal industry companies may be speculative and subject to greater price volatility than investments in other types of companies. Increased environmental or labor costs may depress the value of mining and metal investments.

NOTES TO FINANCIAL STATEMENTS December 31, 2023 (Continued)

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RPAR ETFs

NOTES TO FINANCIAL STATEMENTS December 31, 2023 (Continued)

In addition, changes in international monetary policies or economic and political conditions can affect the supply of gold and precious metals, and consequently the value of mining and metal company investments. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions.

Z.Newer Fund Risk (UPAR Ultra Risk Parity ETF only). The Fund is newer with a limited operating history. As a result, prospective investors do not have a long-term track record or history on which to base their investment decisions.

AA. Non-Diversification Risk (UPAR Ultra Risk Parity ETF only). The Fund is considered to be “non-diversified”, which means that it may invest a greater percentage of its assets in securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s volatility and have a greater impact on the Fund’s performance.

BB.Other Investment Companies Risk. The Funds will incur higher and duplicative expenses when they invest in ETFs and other investment companies. There is also the risk that the Funds may suffer losses due to the investment practices of the underlying funds. When the Funds invest in other investment companies, the Funds will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies.

CC.Real Estate Investment Trust (“REIT”) Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

DD. Reverse Repurchase Agreement Risk (UPAR Ultra Risk Parity ETF only). A reverse repurchase agreement is the sale by the Fund of a security to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that security from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.

EE.Tax Risk. To qualify for the favorable U.S. federal income tax treatment accorded to regulated investment companies (“RICs”), the Fund must derive at least 90% of its gross income in each taxable year from certain categories of income (“qualified income”) and must satisfy certain asset diversification requirements. Certain of each Fund’s investments may generate income that is not qualifying income. If the Funds were to fail to meet the qualifying income test or the asset diversification requirements and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Funds in computing their taxable income.

FF.United States Treasury Inflation Protected Securities (“TIPS”) Risk. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. There can be no assurance that the Consumer Price Index will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Funds or applicable underlying ETF will not receive the principal until maturity. As a result, the Funds may make income distributions to shareholders that exceed the cash they receive. In addition, TIPS are subject to credit risk, interest rate risk, and maturity risk.

GG.Water Industry Risk. The water industry can be significantly affected by economic trends or other conditions or developments, such as the availability of water, the level of rainfall and occurrence of other climatic events, change in water consumption, new technologies relating to the supply of water, and water conversion. The industry can also be significantly affected by environmental considerations, taxation, government regulation (including the increased cost of compliance), inflation, increases in interest rates, price and supply fluctuations, increases in the cost of raw materials and other operating costs, technological advances, and competition from new market entrants.

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NOTES TO FINANCIAL STATEMENTS December 31, 2023 (Continued)

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Funds (the “Advisory Agreement”) and, pursuant to the Advisory Agreement, has overall responsibility for the general management and administration of the Funds, subject to the direction and oversight of the Board. The Adviser is also responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Board.

Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary management fee (the “Management Fee”) based on the average daily net assets of the Funds as follows:

Fund	Management Fee	Management Fee After Waiver
RPAR Risk Parity ETF	0.50%	0.48%
UPAR Ultra Risk Parity ETF	0.65%	0.63%(1)

(1)The waiver was reduced from 0.03% to 0.02% effective May 1, 2023.

The Adviser has contractually agreed to reduce of its Management Fee for the RPAR Risk Parity ETF to 0.48% until at least April 30, 2024 and agreed to reduce its Management Fee for the UPAR Ultra Risk Parity ETF to 0.63% until at least April 30, 2024 (the “Fee Waiver Agreements”). The Fee Waiver Agreements may be terminated only by, or with the consent of, the Board. Any waived Management Fees are not able to be recouped by the Adviser under the Fee Waiver Agreements. Management Fees for the period ended December 31, 2023 are disclosed in the Statements of Operations.

Out of the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Funds, including the cost of sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Funds to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Funds except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Excluded Expenses”), and the Management Fee payable to the Adviser. To the extent a Fund incurs Excluded Expenses, the Fund’s Total Annual Fund Operating Expenses After Fee Waiver will be greater than 0.48% for the RPAR Risk Parity ETF and 0.63% for UPAR Ultra Risk Parity ETF. The Management Fees incurred are paid monthly to the Adviser.

The Adviser has entered into an agreement with RPAR, LLC under which RPAR, LLC assumes the obligation of the Adviser to pay all expenses of each Fund, except Excluded Expenses (such expenses of each Fund, except Excluded Expenses, the “Unitary Expenses”). Although RPAR, LLC has agreed to be responsible for the Unitary Expenses, the Adviser retains the ultimate obligation to each Fund to pay such expenses. For assuming the payment obligations, the Adviser has agreed to pay to RPAR, LLC the profits, if any, generated by each Fund’s unitary management fee. RPAR, LLC does not make investment decisions, provide investment advice, participate in the active management of each Fund, or otherwise act in the capacity of an investment adviser to each Fund.

Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Funds’ administrator and, in that capacity, performs various administrative and management services for the Funds. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ sub-administrator, fund accountant and transfer agent. In those capacities, Fund Services performs various administrative and accounting services for the Funds. Fund Services prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Funds’ custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ custodian. The Custodian acts as the securities lending agent (the “Securities Lending Agent”) for the RPAR Risk Parity ETF.

Foreside Fund Services, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Funds.

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NOTE 5 – SECURITIES LENDING

Each Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least the market value of the securities loaned by the Funds. The Funds receive compensation in the form of fees and earned interest on the cash collateral. Due to timing issues of when a security is recalled from loan, the financial statements may differ in presentation. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the accounts of the Funds. The Funds have the right under the terms of the securities lending agreements to recall the securities from the borrower on demand.

As of December 31, 2023, the market value of the securities on loan and payable on collateral received for securities lending for the RPAR Risk Parity ETF was as follows:

Fund	Market Value of Securities on Loan	Payable on Collateral Received	Percentage of Net Assets of Securities on Loan
RPAR Risk Parity ETF	$11,841,986	$12,261,726	1.9%

As of December 31, 2023, the RPAR Risk Parity ETF had loaned securities and received cash collateral for the loans. The cash collateral is invested in the First American Government Obligations Fund of which the investment objective is to seek to maximize income to the extent consistent with the preservation of capital and liquidity and maintain a stable NAV of $1.00. Although risk is mitigated by the collateral, the RPAR Risk Parity ETF could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the RPAR Risk Parity ETF bears the risk of loss associated with the investment of cash collateral received.

The cash collateral invested in the First American Government Obligations Fund is listed in the RPAR Risk Parity ETF’s Schedule of Investments. Securities lending income is disclosed in the RPAR Risk Parity ETF’s Statements of Operations.

The RPAR Risk Parity ETF is not subject to a master netting agreement with respect to the RPAR Risk Parity ETF’s participation in securities lending; therefore, no additional disclosures regarding netting arrangements are required.

The UPAR Ultra Risk Parity ETF did not lend securities during the year ended December 31, 2023.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities and in-kind transactions were as follows:

Fund	Purchases	Sales
RPAR Risk Parity ETF	$39,912,708	$73,833,196
UPAR Ultra Risk Parity ETF	6,334,647	8,480,909

For the year ended December 31, 2023, the cost of purchases and proceeds from the sales or maturities of long-term U.S. government investments were as follows:

Fund	Purchases	Sales
RPAR Risk Parity ETF	$76,243,040	$171,834,919
UPAR Ultra Risk Parity ETF	19,589,342	33,500,921

NOTES TO FINANCIAL STATEMENTS December 31, 2023 (Continued)

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RPAR ETFs

For the year ended December 31, 2023, in-kind transactions associated with creations and redemptions for the Funds were as follows:

Fund	Purchases	Sales
RPAR Risk Parity ETF	$69,724,422	$230,745,381
UPAR Ultra Risk Parity ETF	16,435,500	29,629,887

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2023 and the year ended December 31, 2022, were as follows:

Fund	Distributions paid from:	December 31, 2023	December 31, 2022
RPAR Risk Parity ETF	Ordinary income	$28,777,261	$46,768,036
UPAR Ultra Risk Parity ETF	Ordinary income	$2,373,772	$2,042,154
UPAR Ultra Risk Parity ETF	Return of Capital	$—	$140,034

As of December 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

	RPAR Risk Parity ETF	UPAR Ultra Risk Parity ETF
Cost of investments(1)	$763,880,355	$95,761,818
Gross tax unrealized appreciation	11,008,594	3,362,138
Gross tax unrealized depreciation	(153,580,644)	(6,279,016)
Net tax unrealized appreciation (depreciation)	(142,572,050)	(2,916,878)
Undistributed ordinary income (loss)	92,697	8,586
Undistributed long-term capital gain (loss)	—	—
Total distributable earnings	92,697	8,586
Other accumulated gain (loss)	(235,689,804)	(5,318,750)
Total accumulated gain (loss)	$(378,169,157)	$(8,227,042)

(1)The difference between book and tax-basis cost of investments was attributable primarily to the treatment of wash sales, PFIC adjustments and Grantor Trust adjustments.

Net capital losses and net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Funds’ next taxable year. As of December 31, 2023, the Funds had no late year losses. As of December 31, 2023, there were short-term and long-term capital loss carryovers of the following, which do not expire:

Fund	Short-Term	Long-Term
RPAR Risk Parity ETF	$108,709,254	$126,980,550
UPAR Ultra Risk Parity ETF	3,129,323	2,189,427

NOTE 8 – CREDIT FACILITY

U.S. Bank N.A. has made available to each Fund a credit facility pursuant to a Loan Agreement for temporary or extraordinary purposes. Credit facility details for the year ended December 31, 2023 are as follows:

Maximum available credit	$50,000,000
Largest amount outstanding on an individual day	—
Average daily loan outstanding	—
Credit facility outstanding as of December 31, 2023	—
Average interest rate, when in use	—
Interest rate terms	Prime
Interest rate as of December 31, 2023	8.50%
Expiration Date	June 26, 2024

NOTES TO FINANCIAL STATEMENTS December 31, 2023 (Continued)

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RPAR ETFs

Interest expense incurred for the year ended December 31, 2023 is disclosed in the Statements of Operations, if applicable. The credit facility is an uncommitted, senior secured 364-day umbrella line of credit used for the benefit of certain funds in the Trust.

The maximum available credit is disclosed at the Trust level. Each Fund’s ability to borrow is therefore limited by borrowings of other funds within the Trust which are party to the agreement and to one-third of a Fund’s total assets.

NOTE 9 – SHARE TRANSACTIONS

Shares of the Funds are listed and traded on the Exchange. Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV generally in large blocks of shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Funds is $750, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units and Redemption Units for the Funds of up to a maximum of 2% of the value of the Creation Units and Redemption Units, subject to the transaction. Variable fees are imposed to compensate the Funds for transaction costs associated with the cash transactions. Variable fees received by the Funds, if any, are disclosed in the capital shares transactions section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

NOTE 10 – RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of COVID-19. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. The Middle East conflict has led to significant loss of life, damaged infrastructure and escalated tensions both in the region and globally. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS December 31, 2023 (Continued)

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RPAR ETFs

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
RPAR Risk Parity ETF,
UPAR Ultra Risk Parity ETF and
The Board of Trustees of
Tidal ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of RPAR Risk Parity ETF and UPAR Ultra Risk Parity ETF (the “Funds”), each a series of Tidal ETF Trust (the “Trust”), including the schedules of investments, as of December 31, 2023, and with respect to RPAR Risk Parity ETF, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the two years then ended, the period December 1, 2021 through December 31, 2021, the year ended November 30, 2021 and for the period December 12, 2019 (commencement of operations) to November 30, 2020, and with respect to UPAR Ultra Risk Parity ETF, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period January 3, 2022 (commencement of operations) through December 31, 2022 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2018.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 29, 2024

37

RPAR ETFs

EXPENSE EXAMPLES For the Six Months Ended December 31, 2023 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares, and (2) ongoing costs, including management fees of the Fund. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2023 to December 31, 2023.

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. The examples include, but are not limited to, unitary fees. However, the examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of each Fund’s shares. Therefore, the second line of the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

RPAR Risk Parity ETF

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period July 1, 2023 – December 31, 2023(1)
Actual	$ 1,000.00	$ 1,017.50	$ 2.44
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,022.79	$ 2.45

(1)Expenses are equal to the Fund’s annualized net expense ratio for the most recent six-month period of 0.48% (fee waiver in effect), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the most recent six-month period).

UPAR Ultra Risk Parity ETF

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period July 1, 2023 – December 31, 2023(2)
Actual	$ 1,000.00	$ 1,012.20	$ 3.20
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,022.03	$ 3.21

(2)The actual expenses are equal to the Fund’s annualized net expense ratio for the most recent six-month period of 0.63% (fee waiver in effect), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the most recent six-month period).

38

RPAR ETFs

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board” or the “Trustees”) of Tidal ETF Trust (the “Trust”) met at a meeting held on September 19, 2023 to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the RPAR Risk Parity ETF (the “RPAR ETF”) and the UPAR Ultra Risk Parity ETF (the “UPAR ETF”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Tidal Investments LLC (formerly, Toroso Investments, LLC), the Funds’ investment adviser (the “Adviser”). Prior to this meeting, the Board requested and received materials to assist them in considering the renewal of the Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Advisory Agreement, a memorandum prepared by outside legal counsel to the Trust and Independent Trustees discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Advisory Agreement, due diligence materials relating to the Adviser (including the due diligence response completed by the Adviser with respect to a specific request letter from outside legal counsel to the Trust and Independent Trustees, the Adviser’s Form ADV, select ownership, organizational, financial and insurance information for the Adviser, biographical information of the Adviser’s key management and compliance personnel, detailed comparative information regarding the unitary advisory fees for the Funds, and information regarding the Adviser’s compliance program) and other pertinent information. Based on their evaluation of the information provided, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the renewal of the Advisory Agreement for an additional one-year term.

Discussion of Factors Considered

In considering the renewal of the Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the Adviser’s investment management team, including Michael Venuto and Charles Ragauss, who each serve as a portfolio manager to the Funds, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund. The Board reviewed due diligence information provided by the Adviser, including information regarding the Adviser’s compliance program, its compliance personnel and compliance record, as well as the Adviser’s cybersecurity program and business continuity plan. The Board noted that the Adviser does not manage any other accounts that utilize a strategy similar to that employed by each of the Funds.

The Board also considered other services provided to each Fund, such as monitoring adherence to the Fund’s investment strategy and restrictions, oversight of other service providers to the Fund, monitoring compliance with various Fund policies and procedures and with applicable securities regulations, the investment purpose and potential benefits and risks of each Fund’s use of derivatives instruments, and monitoring the extent to which each Fund achieves its investment objective as an actively-managed ETF. The Board noted that although each Fund is actively- managed, the RPAR ETF seeks to invest its assets to achieve exposures similar to those of the Advanced Research Risk Parity Index (the “RPAR Index”) and the UPAR ETF seeks to invest its assets to achieve exposures similar to those of the Advanced Research Ultra Risk Parity Index (the “UPAR Index”). The Board further noted that the Adviser is responsible for selecting each Fund’s investments and trade execution, taking into account the assets in the RPAR Index for the RPAR ETF and the UPAR Index for the UPAR ETF.

The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and managing the Funds and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory.

2.Investment Performance of the Funds and the Adviser. The Board considered the investment performance of the Funds and the Adviser. The Board noted that the Funds were actively-managed but designed to match the asset exposures of an index and considered the performance of each Fund against the RPAR Index or UPAR Index, as applicable, to its respective benchmark index, and to its respective peer group.

The Board considered the performance of the RPAR ETF on an absolute basis, in comparison to the RPAR Index, in comparison to its benchmark index (a blended index comprised of 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Aggregate Bond Index (the “60/40 Index”)), in comparison to the S&P 500 TR Index, and in comparison to a peer group of funds in the Fund’s current Morningstar category based on comparative information prepared by Fund Services utilizing data provided by

39

RPAR ETFs

Morningstar Direct (a peer group of U.S. moderately conservative allocation funds) (the “RPAR Morningstar Peer Group”). The Board noted that the Fund underperformed the 60/40 Index and the S&P 500 TR Index for the year-to-date, one-year and since inception periods ended June 30, 2023. The Board also discussed the Fund’s comparative performance versus the RPAR Index for the same periods, noting that the Fund’s performance was in line with, but trailed the RPAR Index, and discussed factors that accounted for such differences. The Board also noted that the Fund underperformed the RPAR Morningstar Peer Group average for the year-to-date, one-year and three-year periods ended July 31, 2023.

The Board considered the performance of the UPAR ETF on an absolute basis, in comparison to the UPAR Index, in comparison to its benchmark index (the S&P 500 TR Index), and in comparison to a peer group of funds in the Fund’s current Morningstar category based on comparative information prepared by Fund Services utilizing data provided by Morningstar Direct (a peer group of U.S. moderate allocation funds) (the “UPAR Morningstar Peer Group”). The Board noted that the Fund underperformed the S&P 500 TR Index for the year-to-date, one-year and since inception periods ended June 30, 2023. The Board also discussed the Fund’s comparative performance versus the UPAR Index for the same periods, noting that the Fund’s performance was in line with, but slightly trailed the UPAR Index, and discussed factors that accounted for such differences. The Board also noted that the Fund underperformed the UPAR Morningstar Peer Group average for the year-to-date and one- periods ended July 31, 2023.

After considering all of the information, the Board concluded that the performance of each Fund was satisfactory under current market conditions and that the Adviser has the necessary expertise and resources in providing investment advisory services in accordance with each Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Board determined that each Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.Cost of Services Provided and Profits Realized by the Adviser. The Board considered the cost of services and the structure of the Adviser’s advisory fees, including a review of comparative expenses, expense components and peer group selection for each Fund. The Board took into consideration that the advisory fee was a “unitary fee,” meaning that each Fund pays no expenses other than the advisory fee and certain other costs such as interest, brokerage, and extraordinary expenses and, to the extent it is implemented, fees pursuant to each Fund’s Rule 12b-1 Plan. The Board noted that the Adviser continues to responsible for compensating each Fund’s other service providers and paying each Fund’s other expenses out of its own fees and resources, subject to the contractual agreement of each Fund’s sponsor, RPAR, LLC, to assume such obligation in exchange for the profits, if any, generated by each Fund’s unitary fee. The Board also considered the overall profitability of the Adviser and examined the level of profits accrued to the Adviser from the fees payable under the Advisory Agreement with respect to each Fund.

For the RPAR ETF, the Board also considered that the Adviser had contractually agreed to an advisory fee waiver that reduces the Fund’s unitary fee from 0.50% to 0.48% of the Fund’s average daily net assets through at least April 30, 2024. The Board considered that the Fund’s advisory fee of 0.50% was above the RPAR Morningstar Peer Group average of 0.39% and the Fund’s net expense ratio of 0.48% was above the RPAR Morningstar Peer Group average of 0.38%.

For the UPAR ETF, the Board also considered that the Adviser had contractually agreed to an advisory fee waiver that reduces the Fund’s unitary fee from 0.65% to 0.63% of the Fund’s average daily net assets through at least April 30, 2024. The Board considered that the Fund’s advisory fee of 0.65% was above the UPAR Morningstar Peer Group average of 0.62%, and the Fund’s net expense ratio of 0.63% was below the UPAR Morningstar Peer Group average of 0.64%.

The Board concluded that each Fund’s expense ratio and the advisory fee were fair and reasonable in light of the comparative performance, advisory fee and expense information and the investment management services provided to the Fund by the Adviser given the nature of the Fund’s investment strategy. The Board also concluded, in light of each Fund’s strategy and significant investments in exchange-traded funds (“underlying ETFs”), that the advisory fee paid to the Adviser with respect to each Fund is based on services provided by the Adviser that are in addition to, rather than duplicative of, the services provided under the advisory agreements for the underlying ETFs. The Board also evaluated, based on a profitability analysis prepared by the Adviser, the fees received by the Adviser and its affiliates and the profit realized by the Adviser from its relationship with each Fund, and concluded that the fees had not been, and currently were not, excessive, and the Board further concluded that the Adviser had adequate financial resources to support its services to each Fund from the revenues of its overall investment advisory business.

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

40

RPAR ETFs

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

4.Extent of Economies of Scale as each Fund Grows. The Board compared each Fund’s expenses relative to its Morningstar Peer Group and discussed realized and potential economies of scale. The Board considered the potential economies of scale that each Fund might realize under the structure of the advisory fee. The Board noted that the advisory fees did not contain any breakpoint reductions as each Fund’s assets grow in size, but that the Adviser would evaluate future circumstances that may warrant breakpoints in the fee structure.

5.Benefits Derived from the Relationship with the Funds. The Board considered the direct and indirect benefits that could be received by the Adviser and its affiliates from association with the Funds. The Board concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable and in many cases may benefit the Funds.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, with no single factor determinative of a conclusion, the Board, including the Independent Trustees, unanimously concluded that: (a) the terms of the Advisory Agreement are fair and reasonable; (b) the advisory fee is reasonable in light of the services that the Adviser provides to each of the Funds; and (c) the approval of the renewal of the Advisory Agreement for an additional one-year term was in the best interests of each Fund and its shareholders.

41

RPAR ETFs

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), Tidal ETF Trust (the “Trust”), on behalf of its series, the RPAR Risk Parity ETF and UPAR Ultra Risk Parity ETF (the “Funds”), has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for the Fund and to protect the Funds shareholders from dilution of their interests. The Trust’s Board of Trustees (the “Board”) has approved the designation of Tidal Investments LLC, each Fund’s investment adviser, as the program administrator (the “Program Administrator”). The Program Administrator has further delegated administration of the Program to a member of its compliance team. The Program Administrator has also delegated certain responsibilities under the Program to the investment sub-adviser of the Funds; however, the Program Administrator remains responsible for the overall administration and operation of the Program. The Program Administrator is required to provide a written annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquid investment minimum, if applicable, and any material changes to the Program.

On August 24, 2023, the Board reviewed the Program Administrator’s written annual report for the period October 1, 2022 through June 30, 2023 (the “Report”). The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The risk is managed by monitoring the degree of liquidity of a fund’s investments, limiting the amount of illiquid investments and utilizing various risk management tools and facilities available to a fund, among other means. The Trust has engaged the services of ICE Data Services, Inc., a third-party vendor, to provide daily portfolio investment classification services to assist in the Program Administrator’s assessment. The Report noted that no highly liquid investment minimum is required for the Funds because each Fund qualifies as a primarily highly liquid fund (as defined under Rule 22e-4).The Report noted that there were no breaches of the restrictions on acquiring or holding greater than 15% illiquid investments of the Fund during the review period.The Report confirmed that each Fund’s investment strategies remained appropriate for an open-end fund and that the Funds were able to meet requests for redemptions without significant dilution of remaining investors’ interests in the Funds. The Report noted that no material changes had been made to the Program during the review period. The Program Administrator determined that the Program complies with the requirements of Rule 22e-4 and is reasonably designed and operating effectively.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

42

RPAR ETFs

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (1)(2)
Mark H.W. Baltimore c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1967	Trustee	Indefinite term; since 2018	Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Business Development Officer, Joot (asset management compliance services firm) (since 2019); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016 to 2018).	39	None
Dusko Culafic c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1958	Trustee	Indefinite term; since 2018	Retired (since 2018); Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012 to 2018).	39	None
Eduardo Mendoza c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1966	Trustee	Indefinite term; since 2018	Chief Financial Officer (since 2022), Executive Vice President - Head of Capital Markets & Corporate Development (since 2019), Advisor (2017 to 2019), Credijusto (financial technology company).	39	None
Interested Trustee and Executive Officer
Eric W. Falkeis (3) c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	President, Principal Executive Officer, Interested Trustee, and Chairman	President and Principal Executive Officer since 2019, Indefinite term; Interested Trustee, and Chairman, since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018).	39

Trustee, Tidal Trust II (32 series) (since 2022);

Independent Director,

Muzinich BDC, Inc.

(since 2019); Trustee,

Professionally

Managed Portfolios

(27 series) (since

2011); Interested

Trustee, Direxion

Funds, Direxion

Shares ETF Trust,

and Direxion

Insurance Trust

(2014–2018).

43

RPAR ETFs

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held by Trustee During Past 5 Years
Executive Officers
Aaron J. Perkovich c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2022

Head of Fund Administration (since 2023), Fund Administration Manager (2022 to 2023), Tidal ETF Services LLC; Assistant Director – Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).

				Not Applicable	Not Applicable
William H. Woolverton, Esq c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1951	Chief Compliance Officer and AML Compliance Officer	AML Compliance Officer since 2023, Indefinite term; Chief Compliance Officer since 2021, Indefinite term

Chief Compliance Officer (since 2023), Compliance Advisor (2022 to 2023), Tidal Investments, LLC; Chief Compliance Officer, Tidal ETF Services LLC (since 2022); Senior Compliance Advisor, Cipperman Compliance Services, LLC (2020 to 2022); Operating Partner, Altamont Capital Partners (private equity firm) (since 2021); Managing Director and Head of Legal - US, Waystone (global governance solutions) (2016 to 2019).

				Not Applicable	Not Applicable
Ally L. Mueller c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Vice President	Indefinite term; since 2023	Head of ETF Launches and Client Success (since 2023), Head of ETF Launches and Finance Director (2019 to 2023), Tidal ETF Services LLC.	Not Applicable	Not Applicable
Lissa M. Richter c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Secretary	Indefinite term; since 2023	ETF Regulatory Manager (since 2021), Tidal ETF Services LLC; Senior Paralegal, Rafferty Asset Management, LLC (2013 to 2020); Senior Paralegal, Officer, U.S Bancorp Fund Services LLC (2005 to 2013).	Not Applicable	Not Applicable
Melissa Breitzman c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1983	Assistant Treasurer	Indefinite term; since 2023	Fund Administration Manager, Tidal ETF Services LLC (since 2023); Assistant Vice President, U.S Bancorp Fund Services, LLC (2005 to 2023).	Not Applicable	Not Applicable

(1)Each Trustee shall retire or tender their resignation for the consideration of the remaining Trustees as of the end of the calendar year in which he or she attains the age of 78.

(2)All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(3)Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

(4)The Trust, as of the date of this shareholder report, offers for sale to the public 39 of the 53 funds registered with the SEC.

44

RPAR ETFs

ADDITIONAL INFORMATION

QUALIFIED DIVIDEND INCOME/DIVIDENDS REDUCTION DEDUCTION (Unaudited)

For the year ended December 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

RPAR Risk Parity ETF	33.81%
UPAR Ultra Risk Parity ETF	30.04%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2023, was as follows:

RPAR Risk Parity ETF	6.19%
UPAR Ultra Risk Parity ETF	7.60%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the year ended December 31, 2023, was as follows:

RPAR Risk Parity ETF	0.00%
UPAR Ultra Risk Parity ETF	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (833) 540-0039 or by accessing the Funds’ website at www.rparetf.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (833) 540-0039 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds’ portfolio holdings are posted on the Funds’ website daily at www.rparetf.com. The Funds file their complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling (833) 540-0039. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Funds trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily NAV is available, without charge, on the Funds’ website at www.rparetf.com.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (833) 540-0039. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.rparetf.com.

Investment Adviser
Tidal Investments LLC
(f/k/a Toroso Investments, LLC)
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place 50 South 16th Street
Philadelphia, Pennsylvania 19102

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator
Tidal ETF Services LLC
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Transfer Agent, Fund Accountant and Fund Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
RPAR Risk Parity ETF	RPAR	886364603
UPAR Ultra Risk Parity ETF	UPAR	886364595

(b)	Not applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dusko Culafic is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

RPAR Risk Parity ETF

	FYE 12/31/2023	FYE 12/31/2022
Audit Fees	$13,125	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,625	$2,500
All Other Fees	N/A	N/A

UPAR Ultra Risk Parity ETF

	FYE 12/31/2023	FYE 12/31/2022
Audit Fees	$13,125	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,625	$2,500
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	March 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	March 6, 2024

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	March 6, 2024

* Print the name and title of each signing officer under his or her signature.